                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 14, 1999
                                                  -----------------


                                  PROVANT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-23989                 04-3395167
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


         67 Batterymarch Street, Suite 600, Boston, Massachusetts 02110
         ------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (617) 261-1600
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 14, 1999, PROVANT, Inc. (the "Company") acquired by merger Senn-Delaney Leadership Consulting Group, Inc. and Senn-Delaney Leadership Consulting U.K., Ltd. (together, "Senn-Delaney Leadership"), for an aggregate purchase price of 2,168,179 shares of the Company's common stock. In connection with the merger, the Company also assumed outstanding Senn-Delaney Leadership options that were converted into options to purchase an aggregate of 352,212 shares of the Company's common stock. The purchase price paid by PROVANT in the acquisition was determined as the result of arm's-length negotiations between PROVANT and the principals of Senn-Delaney Leadership. The acquisition of Senn-Delaney Leadership will be accounted for as a pooling-of-interests.

     The Company has agreed to register under the Securities Act of 1933, as amended, the resale of forty percent of the shares of common stock acquired by the former shareholders of Senn-Delaney Leadership in connection with the acquisition.

     Senn-Delaney Leadership, based in Long Beach, California, specializes in creating organizational and team effectiveness at the senior executive level, including assisting senior management in fostering the success of mergers and acquisitions by aligning the newly merged organization. Senn-Delaney Leadership also assists CEOs and executive teams in creating strategic change throughout their organization, creating high performance work teams, building a winning culture, and developing their future leaders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The financial statements of Senn-Delaney Leadership of and for the periods prescribed by Regulation S-X will be filed by amendment to this Current Report on Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial statements of PROVANT of and for the periods prescribed by Regulation S-X will be filed by amendment to this Current Report on Form 8-K.

     (c)  EXHIBITS.

     The following exhibits are filed herewith.

     2.1 Agreement and Plan of Merger dated December 14, 1999 by and among PROVANT, Inc., a Delaware corporation, SDL Acquisition Corp., a Delaware corporation, Senn-Delaney Leadership Consulting Group, Inc., a California corporation ("Senn-Delaney"), Senn-Delaney Leadership Consulting U.K., Ltd., a California corporation ("Senn-Delaney UK"), Larry E. Senn, John Childress, Paul Nakai and the shareholders of Senn-Delaney and Senn-Delaney UK.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROVANT, INC.


                                             By:________________________________
                                                 Rajiv Bhatt, Executive Vice
                                                   President


Date: December 29, 1999




                                       -3-